UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2005


                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Delaware                  001-31369                  65-1051192
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     (State or other             (Commission                (IRS Employer
     jurisdiction of             File Number)              Identification No.)
      incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Overview

      We are filing this Amendment No. 1 to our Form 8-K filed at 9:16 a.m. on December 13, 2005 solely to correct certain typographical errors and make non-substantive clarifications. This Form 8-K/A supersedes and replaces the aforementioned Form 8-K filed on December 13, 2005.


Section 8 - Other Events

Item 8.01. Other Events.


      This current report on Form 8-K includes as an exhibit the audited consolidated balance sheets as of December 31, 2004 and 2003 and the statement of income, stockholders' equity and cash flows of CIT Group Inc. for the years ended December 31, 2004 and 2003, the three months ended December 31, 2002 and the year ended September 30, 2002. These financial statements include a modification to our segment reporting structure, in Note 21 (Business Segment Information), as previously disclosed by the Company in the Current Report on Form 8-K filed on July 20, 2005.

      The only changes to CIT'S financial statements attached hereto from those filed with our Form 10-K for the year ended December 31, 2004 are contained in
Note 21 (Business Segment Information). All other sections of the attached financial statements are the same as previously reported by the Company.

      This Current Report on Form 8-K also includes a restated Management's Report on Internal Control Over Financial Reporting (also filed in CIT's Amendment No. 2 to Form 10-K for the year ended December 31, 2004) to reflect management's conclusion that a control deficiency relating to classification and related valuation and documentation of certain of its compound derivative transactions constituted a material weakness as of December 31, 2004. This weakness was previously disclosed on Form 8-K on December 13, 2005 and caused us to restate our financial statements for the quarters ended March 31, June 30 and September 30, 2005 and file amended Form 10-Q's for those periods. This weakness did not result in any material adjustments to the 2004 annual or interim financial statements, and as of the date of this filing, we have fully remediated this material weakness relating to classification and related valuation and documentation of certain compound derivative transactions.


Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.


      99.1 Audited consolidated balance sheets as of December 31, 2004 and 2003 and the statements of income, stockholders' equity and cash flows of CIT Group Inc. for the years ended December 31, 2004 and 2003, the three months ended December 31, 2002 and the year ended September 30, 2002, together with the auditor's report thereon and notes thereto.


      99.2  Consent of Independent Registered Public Accounting Firm.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                       -----------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Principal Accounting Officer)


Dated: December 14, 2005



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